UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2017
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 1350 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 980-6200
(Registrant’s telephone number, including area code)

  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)     Dismissal of independent registered public accounting firm.

On March 28, 2017, Hi-Crush Partners LP (the “Partnership”), upon the recommendation and with the approval of the Audit Committee (the “Audit Committee”) of the Board of Directors of Hi-Crush GP LLC, the general partner of the Partnership, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Partnership’s independent registered public accounting firm, effective upon the issuance of PwC's audit report on the Partnership's consolidated financial statements that give effect to the recasting of such financial statements resulting from a transaction under common control as previously reported by the Partnership on Form 8-K filed on March 21, 2017.

PwC’s reports on the Partnership’s consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Partnership’s two most recent fiscal years ended December 31, 2016 and December 31, 2015 and the subsequent interim period through March 28, 2017, (i) the Partnership has not had any disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in their reports on the Partnership’s consolidated financial statements for such fiscal years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in this report. A copy of PwC’s letter, dated March 30, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     Appointment of new independent registered public accounting firm.

On March 29, 2017, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Partnership’s new independent registered public accounting firm, effective March 29, 2017.

In selecting a new independent registered public accounting firm, the Partnership engaged in a competitive bid process and solicited requests for proposals from eight firms, including PwC, whom the Audit Committee believed to be capable of serving as the Partnership’s auditor given its size and complexity. The Audit Committee then engaged in an evaluation process as to which firm would most effectively audit the Partnership’s financial statements.

During the Partnership’s two most recent fiscal years ended December 31, 2016 and December 31, 2015 and the subsequent interim period through March 28, 2017, neither the Partnership nor anyone acting on its behalf has consulted Deloitte on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Partnership’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated March 30, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

		By:	Hi-Crush GP LLC, its general partner

Date:	March 31, 2017	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated March 30, 2017